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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 27, 2006



                                 PERRIGO COMPANY
             (Exact name of registrant as specified in its charter)


   MICHIGAN                         0-19725                      38-2799573
---------------                   ------------               -------------------
(State of other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)

515 Eastern Avenue, Allegan, Michigan            49010
------------------------------------------     ----------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 5.02.    Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers.


         On February 27, 2006, Douglas R. Schrank notified Perrigo Company of his intention to retire from his position as Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) effective June 30, 2006.

         A copy of a press release issued on March 2, 2006, announcing Mr. Schrank's intention to retire is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed herewith:

Exhibit
Number   Description
-------  -----------

99.1 Text of press release issued by Perrigo Company dated March 2, 2006, titled, "CFO Announces Plans To Retire From Perrigo".




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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PERRIGO COMPANY
                                     (Registrant)



                                     By:  /s/ Todd W. Kingma
                                         ---------------------------------------
Dated: March 3, 2006                     Todd W. Kingma
                                         Senior Vice President, Secretary and
                                         General Counsel